SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant                [ ]

Check the Appropriate Box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          EVERGREEN MANAGED INCOME FUND

               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)      Title of each class of securities to which transaction applies:
   (2)      Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4)      Proposed maximum aggregate value of transaction:
   (5)      Total fee paid:


[ ]      Fee paid previously with preliminary material
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)      Amount Previously Paid:
                                    -------------------------
   (2)      Form, Schedule or Registration Statement No.:
                                                         ----
   (3)      Filing Party:
                          -----------------------------------
   (4)      Date Filed:
                        -------------------------------------

                          EVERGREEN MANAGED INCOME FUND
                200 Berkeley Street, Boston, Massachusetts 02116


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 18, 2005


TO THE SHAREHOLDERS OF EVERGREEN MANAGED INCOME FUND

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen Managed Income Fund (the "Fund") will be held on February 18, 2005 at 10:00 a.m. Eastern time, at the principal office of the Fund at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, for the following purposes:

1. To elect four Trustees to serve for the term indicated herein and until their successors shall have been duly elected and qualified; and

2. To transact such other business as may properly be brought before the Meeting.

     Shareholders of record at the close of business on December 15, 2004 will be entitled to vote at the Meeting. A complete list of the shareholders entitled to vote at the Meeting shall be available for examination by any shareholder at the principal office of the Fund during normal business hours from January 28, 2005 until the commencement of the Meeting, at which time the list will be available at the place of the Meeting.

     It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy card has already been returned.


                                              By Order of the Board of Trustees



                                               MICHAEL H. KOONCE
                                               Secretary


December 30, 2004

                          EVERGREEN MANAGED INCOME FUND

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Managed Income Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the principal office of the Fund at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, on February 18, 2005 at 10:00 a.m. Eastern time.

     This proxy statement and form of proxy card were first sent to shareholders on or about December 30, 2004.

Proxy Solicitation

     All proxy cards in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof. A holder of either common or preferred shares (the "Shareholder") executing and returning a proxy card has the power to revoke it at any time before it is exercised by giving written notice of such revocation to an officer of the Fund. Signing and mailing the proxy card will not affect your right to give a later proxy card or to attend the Meeting and vote your common shares or preferred shares (the "Shares") in person.

     The Board of Trustees intends to bring before the Meeting the matter set forth in Proposal 1 in the foregoing notice. The persons named in the enclosed proxy card and acting thereunder will vote with respect to Proposal 1 in accordance with the directions of the Shareholders as specified on the proxy cards; if no choice is specified, the Shares will be voted FOR the election of the four trustee nominees named in Proposal 1. If any other matters are properly presented at the Meeting for action, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted for quorum purposes. The Fund's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of trustees, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     The affirmative vote of a plurality of the Shares present in person or represented by proxy at the Meeting is required for the election of trustees (Proposal 1). The four trustee nominees that receive the most affirmative votes cast at the Meeting will be elected as trustees.

     In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at such Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment. Abstentions and broker non-votes will not be voted as a motion to adjourn.

     The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxy cards and any additional materials which may be furnished to Shareholders. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $3,500.00. This fee will be borne by the Fund. The Annual Report of the Fund will be mailed, along with this proxy statement, to all Shareholders on or about December 30, 2004.

Voting Securities and Principal Holders Thereof

     Holders of record of the Fund's Shares at the close of business on December 15, 2004 will be entitled to vote at the Meeting or any adjournment thereof. As of December 15, 2004, the Fund had outstanding 42,055,000 common shares and 16,000 preferred shares. Each Shareholder is entitled to one vote per Share on all business of the Meeting.

     To the knowledge of the Fund, there is no beneficial owner of more than 5.00% of the outstanding Shares of the Fund.

     As of December 15, 2004, the officers and Trustees of the Fund as a group beneficially owned in aggregate less than 1.00% of the outstanding Shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of Evergreen Investment Management Company, LLC ("EIMC"), the Fund's investment advisor.

                      I. ELECTION OF TRUSTEES (Proposal 1)

     In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II, and Class III. The terms of the present Trustees in each Class expire at the annual shareholder meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2007, Class II, 2005 and Class III, 2006. At each subsequent annual shareholder meeting, successors to the Class of Trustees whose terms are expiring will be identified as being of that same Class and will be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve, the proxies will be voted for such other nominees as the Board of Trustees may recommend. The Board of Trustees has no reason to believe that any of the four trustee nominees will be unable to serve.

     The Board of Trustees of the Fund proposes the following Trustees for election at the 2005 Meeting:

Trustee                          Class             Expiration of Term if Elected

Charles A. Austin III           Class II             2008 Annual Meeting1
Shirley L. Fulton               Class II             2008 Annual Meeting
Gerald M. McDonnell             Class II             2008 Annual Meeting
Richard J. Shima                Class II             2008 Annual Meeting


(1) Pursuant to the Fund's Governance Policies, Mr. Austin will become a Trustee Emeritus in January 2007.

     As described above, there are four nominees for election to the Board of Trustees at this time. Proxies cannot be voted for a greater number of persons than the four nominees currently proposed to serve on the Board of Trustees.

Nominees for Election as Trustees

     The following table contains specific information about each Trustee and trustee nominee, including: age, principal occupation and other affiliations for the last five years, term of office, length of time each has served, any other directorships held by the Trustees outside the Fund and number of portfolios in the Evergreen fund complex overseen by each Trustee. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees
--------------------
                                       Position                                                 Number of
                                       Held with                                                Portfolios
                                       the Fund;                                                in
                                       Length of                                                Evergreen
                                       Time         Principal Occupation(s) During              Fund         Other
                                       Served1      Past Five Years                             Complex      Directorships
                                                                                                Overseen by  Held by
Name and Age                                                                                    Trustee7     Trustee
------------                           -------      --------------------------------------      ---------    -------------

Charles A. Austin III2,6               Trustee                                                      93       Trustee,
Age:  70                               since 2003   Investment Counselor, Anchor Capital                     Evergreen
                                                    Advisors, Inc. (investment advice);                      family of
                                                    Director, The Andover Companies                          funds7
                                                    (insurance); Trustee, Arthritis
                                                    Foundation of New England; Director, The
                                                    Francis Ouimet Society; Former Director,
                                                    Health Development Corp.
                                                    (fitness-wellness centers); Former
                                                    Director, Mentor Income Fund, Inc.;
                                                    Former Trustee, Mentor Funds and Cash
                                                    Resource Trust; Former Investment
                                                    Counselor, Appleton Partners, Inc.
                                                    (investment advice); Former Director,
                                                    Executive Vice President and Treasurer,
                                                    State Street Research & Management
                                                    Company (investment advice)
Shirley L. Fulton2                     Trustee                                                      93       Trustee,
Age:  52                               since        Partner, Helms, Henderson & Fulton, P.A.                 Evergreen
                                       2004         (law firm); Retired Senior Resident                      family of
                                                    Superior Court Judge, 26th Judicial                      funds7
                                                    District, Charlotte, NC

K. Dun Gifford2,3,6                    Trustee                                                      93       Trustee,
Age:  66                               since 2003   Chairman and President, Oldways                          Evergreen
                                                    Preservation and Exchange Trust                          family of
                                                    (education); Trustee, Treasurer and                      funds7
                                                    Chairman of the Finance Committee,
                                                    Cambridge College; Former Chairman of the
                                                    Board, Director, and Executive Vice
                                                    President, The London Harness Company
                                                    (leather goods purveyor); Former
                                                    Director, Mentor Income Fund, Inc.;
                                                    Former Trustee, Mentor Funds and Cash
                                                    Resource Trust

Dr. Leroy Keith, Jr.4                  Trustee                                                      93       Trustee,
Age:   66                              since 2003   Partner, Stonington Partners, Inc.                       Evergreen
                                                    (private investment firm); Trustee of                    family of
                                                    Phoenix Series Fund, Phoenix                             funds7,
                                                    Multi-Portfolio Fund, and The Phoenix Big                Trustee,
                                                    Edge Series Fund; Former Chairman of the                 Phoenix
                                                    Board and Chief Executive Officer, Carson                Series
                                                    Products Company (manufacturing);                        Fund,
                                                    Director, Obagi Medical Products Co.;                    Phoenix
                                                    Director, Lincoln Educational Services;                  Multi-Portfolio
                                                    Director, Diversapack Co.; Former                        Fund, and
                                                    President, Morehouse College; Former                     The Phoenix
                                                    Director, Mentor Income Fund, Inc.;                      Big Edge
                                                    Former Trustee, Mentor Funds and Cash                    Series Funds
                                                    Resource Trust.



                                       4

                                       Position                                                 Number of
                                       Held with                                                Portfolios
                                       the Fund;                                                in
                                       Length of                                                Evergreen
                                       Time         Principal Occupation(s) During              Fund         Other
                                       Served1      Past Five Years                             Complex      Directorships
                                                                                                Overseen by  Held by
Name and Age                                                                                    Trustee7     Trustee
------------                           -------      --------------------------------------      ---------    -------------

Gerald M. McDonnell2                   Trustee      Manager of Commercial Operations, SMI           93       Trustee,
Age:  65                               since 2003   STEEL Co. - South Carolina (steel                        Evergreen
                                                    producer); Former Sales and Marketing                    family of
                                                    Management, Nucor Steel Company; Former                  funds7
                                                    Director, Mentor Income Fund, Inc.;
                                                    Former Trustee, Mentor Funds and Cash
                                                    Resource Trust
William Walt Pettit2, 5                Trustee                                                      93       Trustee,
Age:  49                               since 2003   Partner and Vice President, Kellam &                     Evergreen
                                                    Pettit, P.A. (law firm); Former Director,                family of
                                                    Mentor Income Fund, Inc.; Former Trustee,                funds7
                                                    Mentor Funds and Cash Resource Trust
David M. Richardson4, 5                Trustee                                                      93       Trustee,
Age:  63                               since 2003   President, Richardson, Runden & Company                  Evergreen
                                                    (executive recruitment business                          family of
                                                    development/consulting company);                         funds7
                                                    Consultant, Kennedy Information, Inc.
                                                    (executive recruitment information and
                                                    research company); Consultant, AESC (The
                                                    Association of Retained Executive Search
                                                    Consultants); Trustee, NDI Technologies,
                                                    LLP (communications); Director, J&M
                                                    Cumming Paper Co. (paper merchandising);
                                                    Former Vice Chairman, DHR International,
                                                    Inc. (executive recruitment); Former
                                                    Director, Mentor Income Fund, Inc.;
                                                    Former Trustee, Mentor Funds and Cash
                                                    Resource Trust
Dr. Russell A. Salton,                 Trustee                                                      93       Trustee,
III3, 4,6                              since 2003   President/CEO, AccessOne MedCard; Former                 Evergreen
Age:  57                                            Medical Director, Healthcare Resource                    family of
                                                    Associates, Inc.; Former Medical                         funds7
                                                    Director, U.S. Health Care/Aetna Health
                                                    Services; Former Director, Mentor Income
                                                    Fund, Inc.; Former Trustee, Mentor Funds
                                                    and Cash Resource Trust


Michael S. Scofield3,6                 Trustee                                                      93       Trustee,
Age:  61                               since 2003   Attorney, Law Offices of Michael S.                      Evergreen
                                                    Scofield; Former Director, Mentor Income                 family of
                                                    Fund, Inc.; Former Trustee, Mentor Funds                 funds7
                                                    and Cash Resource Trust.
Richard J. Shima4                      Trustee      Independent Consultant; Director, Trust         93       Trustee,
Age:  65                               since 2003   Company of CT; Trustee, Saint Joseph                     Evergreen
                                                    College (CT); Director, Hartford                         family of
                                                    Hospital; Trustee, Greater Hartford YMCA;                funds7
                                                    Former Director, Enhance Financial
                                                    Services, Inc.; Former Director, Old
                                                    State House Association; Former Director
                                                    of CTG Resources, Inc. (natural gas);
                                                    Former Director, Mentor Income Fund,
                                                    Inc.; Former Trustee, Mentor Funds and
                                                    Cash Resource Trust



                                       5

Interested Trustee:

                                                                                                 Number of
                                                                                                Portfolios
                                       Position                                                     In
                                       Held with                                                 Evergreen
                                       the Fund;                                                   Fund
                                       Length of                                                  Complex    Other
Name and Age                           Time         Principal Occupation(s) During Past 5        Overseen    Directorships
------------                                        --------------------------------------
                                       Served1      Years                                       By Trustee7  Held by Trustee
                                       -------      -----                                       ----------   ---------------
Richard K. Wagoner, CFA4               Trustee      Member and Former President, North              93       Trustee,
Age:  66                               since 2003   Carolina Securities Traders Association;                 Evergreen
                                                    Member, Financial Analysts Society;                      family of funds7
                                                    Former Consultant to the Boards of
                                                    Trustees of the Evergreen funds; Former
                                                    Trustee, Mentor Funds and Cash Resource
                                                    Trust


     (1) All Trustees are elected to initially serve a one-, two- or three-year term and thereafter to serve a three-year term. Class II Trustees consist of Messrs. Austin, McDonnell, Shima and Ms. Fulton whose terms expire in 2005, unless re-elected by shareholders responding to this proxy to renew their terms until 2008; Class III Trustees consist of Messrs. Pettit, Richardson, Salton and Wagoner whose terms expire in 2006. Class I Trustees consist of Messrs. Scofield, Gifford, and Keith whose terms expire in 2007.

     (2)  Member of Audit Committee.

     (3)  Member of Executive Committee and Nominating Committee.

     (4)  Member of Performance Committee.

     (5)  Preferred Shares Trustee.

     (6)  Member of Pricing Committee.

     (7) The Evergreen fund complex consists of 9 open-end management investment companies with 90 separate funds or series organized as Delaware statutory trusts and 3 closed-end management investment companies organized as Delaware statutory trusts.


     The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen fund complex overseen by the Trustees.

                                                                        Aggregate Dollar Range of Equity
                               Dollar Range of Equity Securities       Securities in All Funds Overseen by
Name of Trustee               in the Fund as of October 31, 2004    Trustee in Family of Investment Companies
---------------                  -------------------------------             as of December 31, 2003
                                                                     -----------------------------------------
Charles A. Austin III1                        $0                                  Over $100,000
Shirley L. Fulton1                            $0                                       $0
K. Dun Gifford                                $0                                 $10,001-$50,000
Dr. Leroy Keith, Jr.                          $0                                   $1-$10,000
Gerald M. McDonnell1                      $1-$10,000                             $10,001-$50,000
William W. Pettit1                            $0                                 $10,001-$50,000
David M. Richardson                     $10,001-$50,000                          $50,001-$100,000
Dr. Russell A. Salton, III1                   $0                                       $0
Michael S. Scofield1                      $1-$10,000                              Over $100,000
Richard J. Shima1                       $10,001-$50,000                           Over $100,000
Richard K. Wagoner                        $1-$10,000                              Over $100,000

(1) Each of the Trustees hold shares directly in one or more Evergreen funds and/or invest indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan. In addition to any of the above direct Evergreen fund investment amounts, Messrs. Austin, McDonnell, Pettit, Salton and Scofield each have over $100,000, Mr. Shima has over $50,001-$100,0000 and Ms. Fulton, who joined the Board in April 2004, has between $10,001 - $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each
     Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia.

Board Meetings and Committees

          During the fiscal year ended October 31, 2004, the Board of Trustees held four regular meetings and four special meetings. The Board of Trustees has appointed an Executive Committee consisting of Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton, III. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. The Executive Committee met twenty-three times during fiscal year ended October 31, 2004. The Board of Trustees has also appointed an Audit Committee, as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee met four times during fiscal year ended October 31, 2004. The Audit Committee consists of Charles A. Austin III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange's listing standards. The Board of Trustees also has appointed a Performance Committee. The purpose of the Performance Committee is to review all activities involving investment-related issues and activities of EIMC and to assess the performance of the Fund. The Performance Committee met four times during fiscal year ended October 31, 2004. The Performance Committee consists of Dr. Leroy Keith, Jr., David M. Richardson, Dr. Russell A. Salton, III, Richard J. Shima and Richard K. Wagoner. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committee meetings on which he or she served. The Board of Trustees has also established a Board Pricing Committee. The purpose of the Board Pricing Committee is to review issues and activities related to the pricing of the Fund's portfolio securities. The Board Pricing Committee which was formed on June 16, 2004 did not meet during the fiscal year ended October 31, 2004. Since October 31, 2004, the Board Pricing Committee has met twice. The Pricing Committee consists of Michael S. Scofield, K. Dun Gifford, Dr. Russell A. Salton, III and Charles A. Austin III.

Nominating Committee Process

     The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the American Stock Exchange listing standards. The Executive Committee Charter addresses the Nominating committee functions. A copy of the Evergreen fund's Executive Committee Charter is attached as Exhibit A.

     The Board of Trustees has approved a policy for the consideration of Trustees nominees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

     The Fund paid an independent, third-party consultant to identify and evaluate potential nominees to fill a new position on the Board of Trustees in 2004. The Executive Committee provided specific criteria to the consultant to identify suitable candidates. Among other requirements, potential nominees had to have obtained certain educational and professional achievements, qualify as non-interested persons of the Fund and be financially literate. The consultant evaluated possible candidates against this criteria and provided the names of suitable candidates to the Executive Committee for further consideration.

Communications with Board Members

     The Board of Trustees has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy At Annual Shareholder Meetings

     The Board of Trustees has approved a policy for Trustee attendance at annual shareholder meetings. The Evergreen funds listed on the American Stock Exchange are required to hold an Annual Meeting of Shareholders. Accordingly, it is the policy of the Board of Trustees of the Fund to encourage Trustees' attendance at each Annual Meeting of Shareholders in person or by video conference.

     Mr. Austin, a Trustee of the Fund, was present at the February 27, 2004 Annual Shareholder meeting.

Current Officers

     The following table contains specific information about each principal officer of the Fund, including: name, address and age, position held with the Fund, term of office and length of time each has served and principal occupation(s) during the past five years including offices held with EIMC, Wachovia and their affiliated companies.

                                                    Position Held with      Principal Occupations(s)
Name, Address and Age                               the Fund;               During Past Five Years
---------------------                               Term of Office and      ------------------------
                                                    Length of Time Served1
                                                    ----------------------

                                                    President
Dennis H. Ferro                                     Since 2003              President and Chief Executive Officer,
401 S. Tyron                                                                Evergreen Investment Company, Inc. and
Charlotte, NC  28288                                                        Executive Vice President, Wachovia Bank,
Age:  59                                                                    N.A; former Chief Investment Officer,
                                                                            Evergreen Investment Company, Inc.
                                                    Treasurer
Carol A. Kosel                                      Since 2003              Senior Vice President, Evergreen
200 Berkeley Street                                                         Investment Services, Inc.
Boston, MA 02116
Age:  40
                                                    Secretary
Michael H. Koonce                                   Since 2003              Senior Vice President and General
200 Berkeley Street                                                         Counsel, Evergreen Investment Services,
Boston, MA 02116                                                            Inc.; Senior Vice President and
Age:  44                                                                    Assistant General Counsel, Wachovia
                                                                            Corporation.
                                                    Chief Compliance
                                                    Officer
James F. Angelos                                    Since 2004              Chief Compliance Officer and Senior Vice
200 Berkeley Street                                                         President, Evergreen funds, Former
Boston, MA 02116                                                            Director of Compliance. Evergreen
Age:  57                                                                    Investment Services, Inc.

(1) The term of office for each principal officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

     Dennis H. Ferro oversees the operations of the Fund. Michael H. Koonce is responsible for the Fund's compliance with governing law. Carol A. Kosel is responsible for maintaining the books and records of the Fund and for working with the portfolio managers on a continuous basis to assure that accounting records are properly maintained. James F. Angelos is responsible for reviewing Fund policies and procedures and monitoring the Evergreen funds' compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

     The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund. For the fiscal year ended October 31, 2004, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:


                                                                                       Total Compensation From the
                                     Aggregate Compensation From                                 Fund and
                                          the Fund For the             Pension or          Fund Complex Paid to
                                         Fiscal Year Ended         Retirement Benefits   Trustees For Fiscal Year
Name and Position with the Fund           October 31, 2004         Accrued as Part of    Ended December 31, 2003
-------------------------------           ----------------         ------------------    -----------------------
                                                                     Fund Expenses1


Charles A. Austin III, Trustee2                 $6,000                N/A                   $166,917

Shirley L. Fulton, Trustee2                     $3,333                N/A                    $91,834

K. Dun Gifford, Trustee                         $6,000                N/A                   $175,334

Dr. Leroy Keith, Jr., Trustee                   $6,000                N/A                   $157,167

Gerald M. McDonnell, Trustee2                   $6,000                N/A                   $157,167

William W. Pettit, Trustee2                     $6,000                N/A                   $157,167

David M. Richardson, Trustee                    $6,000                N/A                   $157,167

Dr. Russell A. Salton, III, Trustee             $6,000                N/A                   $172,834

Michael S. Scofield, Trustee                    $6,000                N/A                   $211,167

Richard J. Shima, Trustee2                      $6,000                N/A                   $173,167

Richard K. Wagoner, Trustee                     $6,000                N/A                   $157,167

(1) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(2) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferring compensation payable to Messrs. Austin, McDonnell, Pettit, Shima and Ms. Fulton from November 1, 2003 to October 31, 2004 were $3,600, $1,450, $2,858, $2,100 and $833, respectively.


     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's Trustees and officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission (the "SEC"). Copies of the required filings must also be furnished to the Fund. The Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis.

     Forms 3, 4, and 5 for the officers and Trustees are available on our website at www. EvergreenInvestments.com.

Service Providers

     Investment Advisor. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund's investment advisor. EIMC has been managing mutual funds and private accounts since 1932. For the fiscal year ended October 31, 2004, the Fund paid 0.82% of average daily net assets, or 0.55% of average daily total assets, which are the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) to EIMC in advisory fees. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116.

     Administrator. Administrative services are provided by Evergreen Investment Services, Inc. ("EIS"), an affiliated company of EIMC. EIS is located at 200 Berkeley Street, Boston, MA 02116.

     Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 99 High Street, Boston, MA 02110, has been selected by the Board of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending October 31, 2005.

     The Audit Committee of the Board of Trustees of the Fund unanimously recommended the selection of KPMG, and the full Board of Trustees unanimously approved such selection, at a meeting held on September 22, 2004

     The Fund's  Audit  Committee  has  established  and  adopted  policies  and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent registered public accounting firm as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent registered public accounting firm. In addition, the Chief Compliance Officer is required to monitor the performance of all services provided by the Fund's independent registered public accounting firm in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 for pre-approving services performed by the Fund's independent registered public accounting firm to the Fund's management.

     A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended October 31, 2003 and 2004, respectively, and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal year where the de minimis exception was used.

                                              2003                       2004
--------------------------------------------------------------------------------
Audit fees                                   $24,000                   $25,000
Audit-related fees1                          $23,500                   $13,000
Tax fees                                     $0                        $0
All other Fees                               $0                        $0
--------------------------------------------------------------------------------

(1) Audit-related fees consist principally of fees for performing agreed upon procedure engagements relating to the leveraged preferred shares of the Fund and the initial registration of the Fund.

     In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "Audit related fees," "Tax fees" and "All other fees" performed by KPMG for the Fund and the investment advisor and for certain related parties are compatible with maintaining the independence of KPMG as the Fund's principal accountants.

     On September 23, 2004, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal period ended
October 31, 2004. The Audit Committee has reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to shareholders for the last fiscal period for filing with the SEC.

     The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C. Each member of the Audit Committee is independent as independence is defined in the listing standards of the American Stock Exchange.

     Other Business. As of the date of this Proxy Statement, the Fund's officers and the investment advisor are not aware of any other business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Required Vote. Election of each nominated Trustee to the Board of Trustees of the Fund will be decided by a plurality of the common shares and preferred shares of the Fund (voting together as a single class) voted in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR THE FUND.

                              SHAREHOLDER PROPOSALS

     Any Shareholder desiring to present a proposal for consideration at the 2006 Annual Meeting of Shareholders of the Fund should submit such proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Managed Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 so that it is received by the Fund no later than October 5, 2005. Proxies submitted by Shareholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting. Mere submission of a Shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2006 Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.



                                                   Michael H. Koonce, Secretary

December 30, 2004

                                      PROXY

                          EVERGREEN MANAGED INCOME FUND

                                  COMMON SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed
     Income Fund for the Annual Meeting of Shareholders, February 18, 2005


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the common shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                     (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)


SIGNATURE(S)____________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                       --------------------------
                                       PLEASE SIGN AND RETURN
                                       THIS PROXY CARD IN THE
                                       ENCLOSED ENVELOPE.
                                       --------------------------

                                     PROXY

                          EVERGREEN MANAGED INCOME FUND

                                PREFERRED SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed Income Fund for the Annual Meeting of Shareholders, February 18, 2004


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)___________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                        ----------------------------
                                        PLEASE SIGN AND RETURN
                                        THIS PROXY CARD IN THE
                                        ENCLOSED ENVELOPE.
                                        ----------------------------

                                      PROXY

                          EVERGREEN MANAGED INCOME FUND
                           AUCTION MKT PFD SHS SER W7

                                PREFERRED SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed Income Fund for the Annual Meeting of Shareholders, February 18, 2004


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)___________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                        -----------------------------
                                        PLEASE SIGN AND RETURN
                                        THIS PROXY CARD IN THE
                                        ENCLOSED ENVELOPE.
                                        -----------------------------

                                      PROXY

                          EVERGREEN MANAGED INCOME FUND
                          AUCTION MKT PFD SHE SER TH28

                                PREFERRED SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed Income Fund for the Annual Meeting of Shareholders, February 18, 2004


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)___________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                        -----------------------------
                                        PLEASE SIGN AND RETURN
                                        THIS PROXY CARD IN THE
                                        ENCLOSED ENVELOPE.
                                        -----------------------------

                                      PROXY

                          EVERGREEN MANAGED INCOME FUND
                          AUCTION MKT PFD SHS SER T28

                                PREFERRED SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed Income Fund for the Annual Meeting of Shareholders, February 18, 2004


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)___________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                        ---------------------------
                                        PLEASE SIGN AND RETURN
                                        THIS PROXY CARD IN THE
                                        ENCLOSED ENVELOPE.
                                        ---------------------------

                                      PROXY

                          EVERGREEN MANAGED INCOME FUND
                           AUCTION MKT PFD SHS SER M7

                                PREFERRED SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed Income Fund for the Annual Meeting of Shareholders, February 18, 2004


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)___________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                        ----------------------------
                                        PLEASE SIGN AND RETURN
                                        THIS PROXY CARD IN THE
                                        ENCLOSED ENVELOPE.
                                        ----------------------------

                                      PROXY

                          EVERGREEN MANAGED INCOME FUND
                           AUCTION MKT PFD SHS SER F7

                                PREFERRED SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Managed Income Fund for the Annual Meeting of Shareholders, February 18, 2004


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 18, 2005 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 4 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Charles A. Austin III
the contrary below*)                         vote for all nominees                       Shirley L. Fulton
                                                                                         Gerald M. McDonnell
                                                                                         Richard J. Shima
2.   In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)___________________________________________________________________
DATE_____________, 2005. (Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management of the Fund thereto. Management is not aware of any such matters.

                                        ----------------------------
                                        PLEASE SIGN AND RETURN
                                        THIS PROXY CARD IN THE
                                        ENCLOSED ENVELOPE.
                                        ----------------------------

                                                                       EXHIBIT A



                                 EVERGREEN FUNDS
                           EXECUTIVE COMMITTEE CHARTER

1)   The Executive Committee shall be composed entirely of independent Trustees.

2)   The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC) and the full Board of Trustees;

c)                To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e)                To act as the Nominating Committee of the Board of Trustees;

f)                To act as the 15(c) Committee of the Board of Trustees;

g) To review and resolve conflicts of interest between the Evergreen Funds and the Funds' investment adviser or its affiliates.

3) To carry out its purposes, the Executive Committee shall have the following duties and powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To request from the Evergreen Funds' investment adviser and its affiliates information it believes is necessary to the full Board of Trustees' determination of whether or not to enter into or renew contracts;

g) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

h) To request information it considers necessary or appropriate to its determination of whether a potential or actual conflict of interest exists between the Evergreen Funds and the Funds' investment adviser or its affiliates; and

i) If the Executive Committee determines a potential or actual conflict of interest exists: (i) to recommend to the Evergreen Funds' investment adviser or its affiliates an appropriate resolution to the conflict of interest and (ii) to inform the full Board of Trustees of the conflict of interest, the course of action the Executive Committee recommended to resolve the conflict of interest, and whether the Executive Committee's recommendation was implemented.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.

6) The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.


Last Approved:    September 23, 2004

Last Revised:     August 20, 2004

                                                                       EXHIBIT B

                                EVERGREEN TRUSTS

                Policy for the Consideration of Trustee Nominees

         The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Trustee nominees must qualify for service on the Fund's Audit Committee under the rules of the American Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

3. With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

5. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4.       The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.



Last Approved:             June 17, 2004
                           -------------
Last Revised:              June 17, 2004
                           -------------

                                                                       EXHIBIT C

                         EVERGREEN INCOME ADVANTAGE FUND
                          EVERGREEN MANAGED INCOME FUND
                    EVERGREEN UTILITIES AND HIGH INCOME FUND
                             AUDIT COMMITTEE CHARTER

1) The Audit Committee (the "Committee") of Evergreen Income Advantage Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund (the "Funds") shall be composed entirely of independent Trustees who, in the view of the Board of Trustees of the Funds (the "Board"), are free of any relationship that would interfere with the exercise of independent judgment. The independent Trustees (i) are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds or an affiliate of the Funds, other than in the capacity as a member of the Board and any Board committee, and (ii) cannot be an "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940.

2) The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

3)   The purposes of the Committee are:

a) To review the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

b) To review the quality and objectivity of the Funds' financial statements and the independent audits thereof; and

c)   To act as liaison between the Funds' independent auditors and the Board.

         The function of the Committee is to review; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

4) To carry out its purposes, the Committee shall have the following duties and powers:

a) To be directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Funds, and each such registered public accounting firm must report directly to the Committee;

b) To recommend to the independent Trustees the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Funds' investment advisers or affiliated persons of the investment advisers, and to receive the auditors' formal written statement delineating specific representations as to the auditors' independence and all relationships between the auditors and the Funds' investment advisers and any affiliated persons of the investment advisers, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking or recommending that the Board take appropriate action to oversee the independence of the auditors;

c) To instruct the auditors of the auditors' ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board's and Committee's ultimate authority to select, evaluate, and, where appropriate, replace the auditors and to nominate the auditors for shareholder approval in any proxy statement;

d) To pre-approve all audit and non-audit services, except those within the de minimis statutory exception, provided to the Funds by their auditors or to establish pre-approval policies and procedures (which may include the establishment of a pre-approval sub-committee consisting of one or more independent audit committee members who serve on the Board), to pre-approve non-audit services provided directly to the Funds' investment advisers and any entity in the Funds' complex where the nature of the services provided have a direct impact on the operations or financial reporting of the Funds, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for Board approval;

e) To meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditors of the Funds, and (vi) to discuss the results of the auditors' peer review, if any;

f) To receive at least annually a report from the auditors within 90 days prior to the filing of the auditors' report (or receive an updated report within such 90 day period, if the auditors' annual report is presented to the Committee more than 90 days prior to the filing of the auditors' report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds' complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

g) To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

h) To review and discuss with management, including any officers certifying the Funds' Form N-CSR, the Funds' audited financial statements and to review any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Funds; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

i) To discuss all disclosures made by the Funds' officers certifying the Funds' Form N-CSR to the Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Funds' internal controls;

j) To investigate improprieties or suspected improprieties in the Funds' operations;

k) To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by officers of the Funds or by employees of the Funds' investment advisers or other service providers, of concerns regarding questionable accounting or auditing matters; and

l) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5) The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

6) The Committee shall meet with internal auditors to review their audit plan and the result of completed audits.

7) The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

8) The Committee shall have the resources and authority appropriate to discharge its responsibilities.

9) The Committee shall review this Charter at least annually and recommend any changes to the Board.


Last Approved:             September 23, 2004
Last Revised:              September 16, 2004